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                           SEI OPPORTUNITY FUND, L.P.


             Supplement dated October 12, 2007 to the Prospectus and Statement of Additional Information, each dated July 31, 2007


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND SAI.

The SEI Opportunity Fund, L.P. (the "Fund") was established as a feeder fund in a master-feeder structure where the SEI Opportunity Master Fund, L.P. (the "Master Fund") is the master fund. Accordingly, the Fund currently seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund. SEI Investments Management Company ("SIMC"), the investment adviser to the Fund and Master Fund, currently manages the Master Fund's portfolio of investments in private investment funds pursuant to its investment advisory agreement with the Master Fund (the "Master Fund Advisory Agreement"), which provides for SIMC to receive an annual advisory fee of 1.00% of the Master Fund's net asset value as compensation for its advisory services. In recognition of the fact that SIMC receives an advisory fee based on the amount of the Master Fund's assets, which includes the Fund's assets, the terms of the current investment advisory agreement between the Fund and SIMC (the "Current Investment Advisory Agreement") do not provide for SIMC to receive compensation for its advisory services to the Fund.

On September 18, 2007, the Board of Directors of the Master Fund determined to effect the complete liquidation of the Master Fund on or about December 31, 2007 (the "Liquidation"). As a result of the Liquidation, effective on or about December 31, 2007, the Fund will no longer invest substantially all of its assets in the Master Fund. The Fund's investment in the Master Fund will be converted into a portfolio of investments in private investment funds that is substantially similar to the current portfolio of the Master Fund and directly managed by SIMC.

In connection with SIMC beginning to directly manage the Fund's assets post-Liquidation, on September 18, 2007, the Board of Directors of the Fund approved a new investment advisory agreement between the Fund and SIMC (the "New Investment Advisory Agreement") that provides for the Fund to begin to pay SIMC an advisory fee that is equal to the advisory fee currently being paid under the Master Fund Advisory Agreement. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Master Fund Advisory Agreement and, except for the provision relating to the advisory fee, the Current Investment Advisory Agreement. The New Investment Advisory Agreement will be effective on or about December 31, 2007.


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE